MINERAL PROPERTY and EXPLORATION AND EVALUATION ASSETS	12 Months Ended
Aug. 31, 2021
Disclosure of exploration and evaluation assets [Abstract]
MINERAL PROPERTY and EXPLORATION AND EVALUATION ASSETS [Text Block]

4. MINERAL PROPERTY and EXPLORATION AND EVALUATION ASSETS

Since mid-2017, the Company's only active mineral property has been the Waterberg Project located on the North Limb of the Bushveld Igneous Complex. During the current year the Waterberg Project was granted its mining right (the "Waterberg Mining Right") and as a result the Company reclassified the Waterberg Project from being an Exploration and Evaluation Asset to a Development Asset.

Total capitalized costs for the Waterberg Project are as follows:

Balance, August 31, 2019	$36,792
Additions	2,988
Recoveries from 100% Implats funded implementation budget	(1,285)
Foreign exchange movement	(3,556)
Balance, August 31, 2020	$34,939
Additions	3,745
Recoveries from 100% Implats funded implementation budget	(229)
Foreign exchange movement	5,498
Balance August 31, 2021	$43,953

Prior to reclassification on February 28, 2021, the Company performed an impairment test whereby the recoverable amount of Waterberg was compared to the carrying value of the $39,642 and determined that no impairment charge was required.

Key assumptions used to assess impairment included the use of 3 year average palladium, platinum and gold prices as well as an 12% discount rate.

Waterberg Project

At August 31, 2021, the Waterberg Project consisted of granted prospecting rights, applied for prospecting rights and the Waterberg Mining Right with a combined active project area of 79,188 hectares, located on the Northern Limb of the Bushveld Complex, approximately 85 km north of the town of Mokopane. Of the total project area, 20,532 hectares are covered by the Waterberg Mining Right. A further 58,655 hectares are covered by active prospecting rights. Waterberg JV Co. is currently in process of applying for closure on one inactive prospecting right located north of the known mineralized area, measuring 20,242 hectares.

On March 5, 2021 and subsequently the Company received three notices of appeal to the January 28, 2021 decision of the South African Department of Mineral Resources and Energy ("DMR") granting the Waterberg Mining Right filed by appellants from local communities. One group filed an application for an order in the High Court of South Africa to review and set aside the decision by the Minister of the Department of Forestry, Fisheries, and the Environment to refuse condonation for the late filing of an appeal against the grant of an environmental authorization for the mine in November 2020. On July 30, 2021, Waterberg JV Co. received a restraint application from a group located near planned surface infrastructure. Another host community has applied to join as a party to the application in support of the Waterberg Mine. Waterberg JV Resources (Pty) Limited ("Waterberg JV Co.") is opposing the court applications as well as all appeals received. A time frame for the hearing of court applications or the settlement of appeals is uncertain. The Waterberg Mining Right currently remains active, was notarially executed by the DMR on April 13, 2021 and was registered at the Mineral and Petroleum Titles Registration Office on July 6, 2021.

The Waterberg Project comprises the former Waterberg joint venture property and the Waterberg extension property. On August 21, 2017, PTM RSA completed the cession of legal title for all Waterberg Project prospecting rights into Waterberg JV Co. after earlier receiving Section 11 approval of the 2nd Amendment (defined below). On September 21, 2017, Waterberg JV Co. also issued shares to all existing Waterberg partners pro rata to their joint venture interests, resulting in the Company holding a 45.65% direct interest in Waterberg JV Co., Japan Oil, Gas and Metals National Corporation ("JOGMEC") holding a 28.35% interest and Mnombo, as the Company's Black Economic Empowerment ("BEE") partner, holding 26%. JOGMEC has since sold 44.4% of its interest (9.76% of the Waterberg Project) to Hanwa Co., Ltd ("Hanwa").

Implats Transaction

On November 6, 2017, the Company closed a transaction (the "Implats Transaction"), originally announced on October 16, 2017, whereby Impala Platinum Holdings Ltd. ("Implats") purchased an aggregate 15.0% equity interest in Waterberg JV Co for $30 million. The Company sold an 8.6% interest for $17.2 million and JOGMEC sold a 6.4% interest for $12.8 million. As part of the transaction, Implats also acquired an option to increase its holdings in Waterberg JV Co. to 50.01% (the "Purchase and Development Option") in exchange for certain payments and project funding, and a right of first refusal to enter into an offtake agreement, on commercial arm's-length terms, for the smelting and refining of mineral products from the Waterberg Project ("Offtake ROFR") if Waterberg JV Co. proposes to enter into an offtake agreement with a third party. JOGMEC or its nominee retain a right to direct the marketing of Waterberg concentrate and to receive, at market prices, platinum, palladium, rhodium, gold, ruthenium, iridium, copper and nickel in refined mineral products at the volumes produced from the Waterberg Project.

On June 15, 2020, Implats delivered a formal notice of their election not to exercise their Purchase and Development Option due to increased economic uncertainty and reduced risk appetite in the short, medium and long-term as a result of the COVID-19 pandemic. Implats currently retains a 15.0% participating Waterberg Project interest and the Offtake ROFR. The Company retains a controlling 50.02% direct and indirect interest in the Waterberg Project.

Acquisition and Development of the Waterberg Project

In October 2009, PTM RSA, JOGMEC and Mnombo entered into a joint venture agreement with regard to the Waterberg Project (the "JOGMEC Agreement"). Under the terms of the JOGMEC Agreement, in April 2012, JOGMEC completed a $3.2 million work requirement to earn a 37% interest in the former Waterberg JV property, leaving the Company with a 37% interest and Mnombo with a 26% interest. Following JOGMEC's earn-in, the Company funded Mnombo's 26% share of costs, totalling $1.12 million, until the earn-in phase of the joint venture ended in May 2012.

On November 7, 2011, the Company entered an agreement with Mnombo to acquire 49.9% of the issued and outstanding shares of Mnombo in exchange for a cash payment of R1.2 million and the Company's agreement to pay for Mnombo's 26% share of costs on the Waterberg JV property until the completion of a feasibility study. Mnombo's share of expenditures prior to this agreement, and Mnombo's share of expenditures post DFS, are still owed to the Company ($6.9 million at August 31, 2021). The portion of Mnombo not owned by the Company is accounted for as a non-controlling interest, calculated at $7.4 million at August 31, 2021 ($7.1 million - August 31, 2020).

On May 26, 2015, the Company announced a second amendment (the "2nd Amendment") to the existing JOGMEC Agreement. Under the terms of the 2nd Amendment, the Waterberg JV and Waterberg Extension properties were combined and contributed into the newly created operating company Waterberg JV Co. On August 3, 2017, the Company received Section 11 transfer approval from the DMR and title to all the Waterberg prospecting rights were ceded into Waterberg JV Co. on September 21, 2017.

Under the 2nd Amendment, JOGMEC committed to fund $20 million in expenditures over a three-year period ending March 31, 2018. This requirement was completed by $8 million in funding from JOGMEC to March 31, 2016, followed by two $6 million tranches funded by JOGMEC in each of the following two 12-month periods ending March 31, 2018.

To August 31, 2021, an aggregate total of $77.5 million has been funded by all parties on exploration and engineering on the Waterberg Project. Up until the Waterberg property was transferred to Waterberg JV Co., all costs incurred by other parties were treated as cost recoveries by the Company.